SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):

March 11, 2004 (March 9, 2004)

CRIIMI MAE INC.

(Exact name of registrant as specified in its charter)

Maryland	1-10360	52-1622022
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 Rockville Pike
Rockville, Maryland 20852
(Address of principal executive offices, including zip code, of Registrant)

(301) 816-2300
(Registrant’s telephone number,including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1 - Press Release dated March 9, 2004.

Item 12.

On  March  9,  2004,  the  Company  issued a press  release  reporting  the Company’s financial results for the year ended December 31, 2003. A copy of this press release is attached  hereto as Exhibit 99.1. The  information in this Form 8-K under this Item 12 and  Exhibit  99.1  attached  hereto  shall not be deemed “filed” for purposes of Section 18 of the Securities Act of

1934, nor shall they be deemed  incorporated  by reference in any filing under the  Securities Act of 1933,  except as shall be  expressly  set forth by  specific  reference  in such filing.

SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIIMI MAE Inc.

By:	/s/ Cynthia O. Azzara
Dated: March 11, 2004	Cynthia O. Azzara
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit
No.	Description

*	99.1 Press Release dated March 9, 2004.

*	Filed herewith.